SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MARCO COMMUNITY BANCORP, INC.

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

Marco Community Bancorp, Inc.

(4)	Date Filed:

March 30, 2005

March 28, 2005

Dear Fellow Shareholder:

By now, you have likely received Marco Community Bancorp, Inc.’s 2004 Annual Report and proxy materials for the 2005 Annual Meeting of Shareholders. Due to a scrivener’s error, Proposal II, the Amendment of our 2003 Employees Incentive Stock Option and Limited Right’s Plan, was inadvertently omitted from the proxy card. Enclosed with this letter, you will find a revised proxy card.

Even if you have already sent in your first proxy card, we would ask that you please indicate how you would like your shares voted for all four proposals and return the new card to us as soon as possible. To facilitate this, we have also enclosed a postage pre-paid return envelope. If you have already submitted a proxy card and do not submit a new one, your votes on the other proposals will be counted, but you will be considered to have abstained from Proposal II.

We thank you for your assistance in this matter and greatly appreciate your continued support of Marco Community Bancorp, Inc. and Marco Community Bank.

Yours sincerely,

Richard Storm, Jr.
Chairman and Chief Executive Officer

1770 San Marco Road Marco Island, Florida 34145	Phone: 239-389-5200	Fax: 239-394-3463

REVOCABLE PROXY

MARCO COMMUNITY BANCORP, INC.

2005 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints the Board of Directors, and each director, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Marco Community Bancorp, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the United Church of Marco Island, 320 North Barfield Drive, Marco Island, Florida 34145, on April 23, 2005, at 11:00 a.m., Eastern Time and at any adjournment thereof.

The undersigned shareholder of Marco Community Bancorp, Inc. may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation, delivering a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

1. The election of nine members of the Board of Directors to serve for one- year terms:	FOR ☐	WITHHOLD AUTHORITY ☐

INSTRUCTION. To withhold your vote for any individual nominee, strike a line in the nominee’s name listed below.

John V. (Jack) Cofer	Joel M. Cox	Bruce G. Fedor	Jamie B. Greusel	Melanie J. Hanson

Robert A. Marks	Stephen A. McLaughlin	E. Terry Skone	Richard Storm, Jr.

2. Amendment of the 2003 Employees Incentive Stock Option and Limited Rights Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of Marco Community Bancorp, Inc. for the fiscal year ending December 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. The adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve any one or more of the Proposals.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting or any adjournments thereof, unless indicated otherwise by marking this box ☐.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.		STICKER

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The signor acknowledges receipt from Marco Community Bancorp, Inc., prior to the execution of the Proxy, a Notice of Annual Meeting, a Proxy Statement dated March 18, 2005 and an Annual Report.
X__________________________________________
Signature

X__________________________________________
Signature if held jointly
	No. of Common Shares Voting:	Date:

Please check this box if you intend to attend the Annual Meeting in person ☐!!